UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2012

 ARC Wireless Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

000-18122	87-0454148
(Commission File Number)	(IRS Employer Identification No.)

6330 North Washington Street, Suite 13 Denver, Colorado	80216-1146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   303-467-5236

Former Name or Former Address, if Changed Since Last Report:   Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:     This Current Report on Form 8-K is filed by ARC Wireless Solutions, Inc. (the “Company”) to amend the Current Report on Form 8-K filed by the Company with the U.S Securities and Exchange Commission on April 12, 2012 as follows: the Company’s Annual Meeting will not be held on May 14, 2012; the date of the Annual Meeting will be announced as soon as reasonably possible. All other information contained in the Current Report on Form 8-K filed on April 12, 2012 remains unchanged, and is incorporated herein by reference thereto.

Item 8.01: Other Events.

On April 13, 2012, the Company filed a Preliminary Proxy Statement with the U.S. Securities and Exchange Commission. This Preliminary Proxy Statement disclosed that the Company will hold its Annual Meeting on May 14, 2012 to vote on the proposals set forth therein. The Company has determined that it will hold its Annual Meeting on a later date, to be set by the Board. The Company anticipates filing an Amendment to the Preliminary Proxy Statement, and the Company will announce the revised date for the Annual Meeting as soon as reasonably possible.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Wireless Solutions, Inc.
(Registrant)

Date: May 11, 2012	By:	/s/ Theodore Deinard
Name: Theodore Deinard
Title: Interim Chief Executive Officer